Call Option Agreement

Amendment

This Amendment (the “Agreement”) is made by the following parties in Baoding, the People’s Republic of China (“China”) ,on February 10, 2010.

1.	Liu Zhenyong

ID:13062519630822311X

Address:Liuzhuang, Cuizhuang Town, Xushui County, Baoding City, China (“Party A”)

2.	Zhao Shuangxi

ID:13242319640606005X

Address:Hujiaying, Liucun Town, Xushui County, Baoding City, China (“Party B”)

3.	Liu Xiaodong

ID:132423197408117114

Address:#113, No 268, Chaoyang South Avenue, Xinshi District, Baoding City, China (“Party C”)

AND

4. Hebei Baoding Orient Paper Milling Co., Ltd, a liability limited company incorporated in Baoding whose registered offices are located at Wuji Village, Xushui County,Hebei Province, China (“Orient Paper”)

5. Baoding Shengde Paper Co., Ltd, a liability limited company incorporated in Nanwaihuan Road, Xushui County, Hebei Province, China (“Shengde Paper”)

Orient Paper, Shengde Paper, Party A, Party B and Party C are hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”)

The Parties have entered into Call Option Agreement on June 24th, 2009. Due to a clerical error, Shengde Paper was left out as a party and signatory to the Call Option Agreement. The parties hereby agree to amend the Call Option Agreement by (i) including Shengde Paper as a Party and signatory, and (ii) deleting the definition “Loan Agreement” from article 1 of the Call Option Agreement.

The Call Option Agreement, as amended hereby, shall remain in full force and effect.

[No text below]

[Signature Page]

Liu Zhenyong

Signature:/s/Liu Zhenyong

Zhao Shuangxi

Signature:/s/Zhao Shuangxi

Liu Xiaodong

Signature: /s/Liu Xiaodong

Hebei Baoding Orient Paper Milling Co., Ltd

(seal)

Signature:/s/Liu Zhenyong

Name:Liu Zhenyong

Legal Representative/Authorized Representative

Baoding Shengde Paper Co., Ltd

(seal)

Signature:/s/Liu Zhenyong

Name:Liu Zhenyong

Legal Representative/Authorized Representative